Exhibit 10.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Igor Landau, certify that the Annual Report of Aventis on Form 20-F for the year ended December 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report fairly presents, in all material respects, the financial condition and results of operations of Aventis.

March 7, 2003

/s/ IGOR LANDAU
Name: Title:	Igor Landau Chairman of the Management Board (Chief Executive Officer)

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Patrick Langlois, certify that the Annual Report of Aventis on Form 20-F for the year ended December 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report fairly presents, in all material respects, the financial condition and results of operations of Aventis.

March 7, 2003

/s/ PATRICK LANGLOIS
Name: Title:	Patrick Langlois Vice Chairman of the Management Board and Chief Financial Officer